UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Short Term Real Return Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Short Term Real Return Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21 and 32

Federal Tax Information	22

Management and Organization	33

Important Notices	36

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Over the one-year period ended October 31, 2012, the U.S. Treasury Inflation-Protected Securities (TIPS) inflation accrual, as measured by the Consumer Price Index (CPI),2 rose at a modest 1.69%. This was below the market’s long-term 2.50% inflation expectation, as measured by 10-year TIPS breakevens, although slightly above the U.S. Federal Reserve Board’s (the Fed) stated 2% target. Low inflation allowed the Fed to continue its efforts to stimulate the economy and prevent deflation through its ongoing quantitative easing program (QE). While the market remained concerned with the prospect of higher long-term inflation, Fed policy remained geared toward preventing deflation in the short run.

During the fiscal year, the Fed twice extended the period during which it expected to keep the federal funds target rate between 0 and 25 basis points — first into 2014 and then into 2015. This accommodative interest-rate policy, along with QE, the ongoing crisis in Europe, and a slow recovery in the United States, put downward pressure on real interest rates (i.e., nominal rates adjusted for inflation). Falling real rates drove TIPS prices upward. This, in combination with the 1.69% annual TIPS inflation rate, led to positive performance for the Fund’s benchmark, the BofA Merrill Lynch 1–5 Year U.S. Inflation-Linked Treasury Index (the Index). It is notable that, due to its negative yield, the Index returned slightly less than the rate of inflation.

Risk assets such as bank loans and stocks performed well from mid-December 2011 into early April 2012 as economic growth improved, largely in response to what the markets perceived as the successful restructuring of Greek debt. In May 2012, however, renewed concerns over Europe and political uncertainty ahead of the upcoming U.S. election resulted in the third consecutive mid-year slowdown. The slowing economy pushed real rates lower and weakened risk assets, such as high-yield securities, including bank loans. In June 2012, risk assets resumed an upward trajectory that lasted almost to the end of the period — driven in large part by anticipation that the Fed would announce another round of QE to stimulate the economy.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Short Term Real Return Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 3.08%, outperforming the 1.65% return of the Index. A driver of Fund outperformance versus the Index was the Fund’s allocation to bank loans, which performed strongly but were not held by the Index. The Fund’s return also outpaced the 1.69% TIPS inflation accrual, as measured by the CPI.

The Fund strives to provide a real return in excess of inflation by investing in a combination of U.S. TIPS and floating-rate bank loans. Bank loans have historically had a positive correlation to inflation — i.e., floating-rate bank loans have tended to perform well when rising inflation and rising interest rates are eroding the value of other asset classes. The LIBOR-based interest-rate payments on the Fund’s bank loans are usually swapped for payments based on changes in the CPI, so that interest payments on the bank loans are effectively indexed to CPI, plus a spread. In addition, the Fund’s TIPS allocation is positioned to have a shorter duration than the Index in order to reduce interest-rate risk.

At the end of the one-year period on October 31, 2012, the Fund had a 58% allocation to Inflation-Linked Securities Portfolio and a 41% allocation to Floating Rate Portfolio, nearly the same as the allocations at the start of the period.

The Fund’s floating-rate bank loans were drivers of its outperformance versus the Index, as spreads on loans tightened and their prices rose in response to the improving environment for corporate credit.

In contrast, despite a positive impact from security selection among higher-yielding TIPS, the overall performance of the Fund’s TIPS allocation detracted from relative performance versus the Index because the Fund maintained a shorter duration relative to the Index during a period of falling real rates.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and prin-cipal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current perfor-mance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Performance2,3

Portfolio Managers Thomas H. Luster, CFA and Stewart D. Taylor

% Average Annual Total Returns	Inception Date	One Year	Since Inception
Class A at NAV	04/01/2010	3.08%	4.46%
Class A with 2.25% Maximum Sales Charge	—	0.75	3.54
Class C at NAV	04/01/2010	2.35	3.66
Class C with 1% Maximum Sales Charge	—	1.35	3.66
Class I at NAV	04/01/2010	3.24	4.67
BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury Index	04/01/2010	1.65%	3.91%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I
Gross	1.34%	2.09%	1.09%
Net	1.15	1.90	0.90

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	04/01/2010	$10,976	N.A.
Class I	$250,000	04/01/2010	$281,375	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Fund Profile5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation-Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 1 year and less than 5 years. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/13. Without the reimbursement, performance would have been lower.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the holdings of the Portfolios and the direct investments of the Fund.

[6]

Calculation shows the Fund’s investments in the Portfolios and the Fund’s direct investments in securities and derivatives. Derivative positions are reflected at their unrealized appreciation (depreciation).

Fund profile subject to change due to active management.

5

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,011.50	$5.81	**	1.15%
Class C	$1,000.00	$1,007.90	$9.59	**	1.90%
Class I	$1,000.00	$1,012.80	$4.55	**	0.90%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.84	**	1.15%
Class C	$1,000.00	$1,015.60	$9.63	**	1.90%
Class I	$1,000.00	$1,020.60	$4.57	**	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Portfolio of Investments

Investments in Affiliated Portfolios
Description	Value	% of Net Assets
Inflation-Linked Securities Portfolio (identified cost, $42,979,442)	$43,057,853	61.1%
Floating Rate Portfolio (identified cost, $30,108,860)	30,530,198	43.3
Short-Term U.S. Government Portfolio (identified cost, $90,651)	91,788	0.1

Total Investments in Affiliated Portfolios (identified cost $73,178,953)	$73,679,839	104.5%

Short-Term Investments

Description	Interest (000’s omitted)	Value	% of Net Assets
Eaton Vance Cash Reserves Fund, LLC, 0.12%(1)	$747	$747,375	1.1%

Total Short-Term Investments (identified cost $747,375)(2)		$747,375	1.1%

Total Investments (identified cost $73,926,328)		$74,427,214	105.6%

Other Assets, Less Liabilities		$(3,937,532)	(5.6)%

Net Assets		$70,489,682	100.0%

(1)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

(2)	Cost for federal income taxes is the same.

7	See Notes to Financial Statements.

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investments in affiliated Portfolios, at value (identified cost, $73,178,953)	$73,679,839
Affiliated investment, at value (identified cost, $747,375)	747,375
Interest receivable from affiliated investment	77
Receivable for Fund shares sold	223,053
Receivable for open swap contracts	338,162
Receivable from affiliate	4,919
Total assets	$74,993,425

Liabilities
Payable for open swap contracts	$26,024
Payable for Fund shares redeemed	4,391,472
Distributions payable	3,618
Payable to affiliates:
Investment adviser fee	456
Administration fee	6,104
Distribution and service fees	25,938
Trustees’ fees	42
Accrued expenses	50,089
Total liabilities	$4,503,743
Net Assets	$70,489,682

Sources of Net Assets
Paid-in capital	$68,297,368
Accumulated net realized gain	1,208,892
Accumulated undistributed net investment income	170,398
Net unrealized appreciation	813,024
Total	$70,489,682

Class A Shares
Net Assets	$35,154,731
Shares Outstanding	3,361,064
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.46
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.70

Class C Shares
Net Assets	$20,702,687
Shares Outstanding	1,983,520
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.44

Class I Shares
Net Assets	$14,632,264
Shares Outstanding	1,400,071
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.45

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest and other income allocated from Portfolios	$1,886,824
Interest allocated from affiliated investment	877
Dividends allocated from Portfolios	19,534
Expenses allocated from Portfolios	(465,058)
Expenses allocated from affiliated investment	(120)
Total investment income	$1,442,057

Expenses
Investment adviser fee	$6,019
Administration fee	119,048
Distribution and service fees
Class A	104,180
Class C	206,741
Trustees’ fees and expenses	500
Custodian fee	37,122
Transfer and dividend disbursing agent fees	48,552
Legal and accounting services	26,454
Printing and postage	26,547
Registration fees	42,055
Miscellaneous	11,324
Total expenses	$628,542
Deduct —
Reduction of custodian fee	$3
Reimbursement of expenses by affiliate	69,985
Total expense reductions	$69,988

Net expenses	$558,554

Net investment income	$883,503

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions allocated from affiliated investment	$13
Swap contracts	286,435
Net realized gain (loss) allocated from Portfolios —
Investment transactions	974,468
Written options	(4,160)
Financial futures contracts	(194)
Swap contracts	(3,436)
Foreign currency and forward foreign currency exchange contract transactions	114,517
Net realized gain	$1,367,643
Change in unrealized appreciation (depreciation) —
Swap contracts	$(238,940)
Change in unrealized appreciation (depreciation) allocated from Portfolios —
Investments	270,444
Written options	2,492
Financial futures contracts	(23)
Swap contracts	(3,234)
Foreign currency and forward foreign currency exchange contracts	(37,090)
Net change in unrealized appreciation (depreciation)	$(6,351)

Net realized and unrealized gain	$1,361,292

Net increase in net assets from operations	$2,244,795

9	See Notes to Financial Statements.

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$883,503	$1,430,992
Net realized gain from investment transactions, written options, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	1,367,643	976,667
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(6,351)	262,503
Net increase in net assets from operations	$2,244,795	$2,670,162
Distributions to shareholders —
From net investment income
Class A	$(555,598)	$(560,331)
Class C	(134,268)	(159,137)
Class I	(224,634)	(804,661)
From net realized gain
Class A	(379,179)	(65,033)
Class C	(199,364)	(11,848)
Class I	(237,636)	(210,308)
Total distributions to shareholders	$(1,730,679)	$(1,811,318)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$29,826,889	$40,864,381
Class C	8,178,558	19,177,738
Class I	11,976,337	10,681,340
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	909,650	583,010
Class C	306,364	147,141
Class I	234,801	92,003
Cost of shares redeemed
Class A	(33,051,889)	(9,160,752)
Class C	(6,894,249)	(1,276,164)
Class I	(18,959,449)	(17,871,941)
Net increase (decrease) in net assets from Fund share transactions	$(7,472,988)	$43,236,756

Net increase (decrease) in net assets	$(6,958,872)	$44,095,600

Net Assets
At beginning of year	$77,448,554	$33,352,954
At end of year	$70,489,682	$77,448,554

Accumulated undistributed (distributions in excess of) net investment income
At end of year	$170,398	$(40,475)

10	See Notes to Financial Statements.

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,		Period Ended October 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$10.380	$10.200	$10.000

Income (Loss) From Operations
Net investment income	$0.127	$0.261 (2)	$0.077	(2)
Net realized and unrealized gain	0.186	0.265	0.242

Total income from operations	$0.313	$0.526	$0.319

Less Distributions
From net investment income	$(0.129)	$(0.270)	$(0.119)
From net realized gain	(0.104)	(0.076)	—

Total distributions	$(0.233)	$(0.346)	$(0.119)

Net asset value — End of period	$10.460	$10.380	$10.200

Total Return(3)	3.08%	5.22%	3.22	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,155	$37,215	$4,641
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.15%	1.15%	1.15	%(8)
Net investment income	1.32%	2.53%	1.30	%(8)
Portfolio Turnover of the Fund(9)	38%	22%	1	%(4)
Portfolio Turnover of Inflation-Linked Securities Portfolio	599%	801%	309	%(4)
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39	%(10)
Portfolio Turnover of Short-Term U.S. Government Portfolio	15%	N.A.	N.A.

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.09%, 0.19% and 1.48% of average daily net assets for the years ended October 31, 2012 and 2011 and the period from the start of business, April 1, 2010, to October 31, 2010, respectively).

(8)	Annualized.

(9)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(10)	For the Portfolio’s year ended October 31, 2010.

11	See Notes to Financial Statements.

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,		Period Ended October 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$10.370	$10.190	$10.000

Income (Loss) From Operations
Net investment income	$0.053	$0.176 (2)	$0.033	(2)
Net realized and unrealized gain	0.186	0.274	0.232

Total income from operations	$0.239	$0.450	$0.265

Less Distributions
From net investment income	$(0.065)	$(0.194)	$(0.075)
From net realized gain	(0.104)	(0.076)	—

Total distributions	$(0.169)	$(0.270)	$(0.075)

Net asset value — End of period	$10.440	$10.370	$10.190

Total Return(3)	2.35%	4.45%	2.66	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,703	$18,978	$849
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.90%	1.90%	1.90	%(8)
Net investment income	0.53%	1.71%	0.55	%(8)
Portfolio Turnover of the Fund(9)	38%	22%	1	%(4)
Portfolio Turnover of Inflation-Linked Securities Portfolio	599%	801%	309	%(4)
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39	%(10)
Portfolio Turnover of Short-Term U.S. Government Portfolio	15%	N.A.	N.A.

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.09%, 0.19% and 1.48% of average daily net assets for the years ended October 31, 2012 and 2011 and the period from the start of business, April 1, 2010, to October 31, 2010, respectively).

(8)	Annualized.

(9)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(10)	For the Portfolio’s year ended October 31, 2010.

12	See Notes to Financial Statements.

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,		Period Ended October 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$10.380	$10.190	$10.000

Income (Loss) From Operations
Net investment income	$0.157	$0.284 (2)	$0.086	(2)
Net realized and unrealized gain	0.172	0.278	0.236

Total income from operations	$0.329	$0.562	$0.322

Less Distributions
From net investment income	$(0.155)	$(0.296)	$(0.132)
From net realized gain	(0.104)	(0.076)	—

Total distributions	$(0.259)	$(0.372)	$(0.132)

Net asset value — End of period	$10.450	$10.380	$10.190

Total Return(3)	3.24%	5.59%	3.25	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,632	$21,256	$27,864
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.90%	0.90%	0.90	%(8)
Net investment income	1.31%	2.75%	1.47	%(8)
Portfolio Turnover of the Fund(9)	38%	22%	1	%(4)
Portfolio Turnover of Inflation-Linked Securities Portfolio	599%	801%	309	%(4)
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39	%(10)
Portfolio Turnover of Short-Term U.S. Government Portfolio	15%	N.A.	N.A.

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.09%, 0.19% and 1.48% of average daily net assets for the years ended October 31, 2012 and 2011 and the period from the start of business, April 1, 2010, to October 31, 2010, respectively).

(8)	Annualized.

(9)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(10)	For the Portfolio’s year ended October 31, 2010.

13	See Notes to Financial Statements.

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Term Real Return Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is real return (real return is defined as total return less the estimated cost of inflation (typically measured by the change in an official inflation measure)). The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following three Portfolios managed by Eaton Vance Management (EVM) or its affiliates: Inflation-Linked Securities Portfolio, Floating Rate Portfolio and Short-Term U.S. Government Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Inflation-Linked Securities Portfolio, Floating Rate Portfolio and Short-Term U.S. Government Portfolio (99.9%, 0.3% and less than 0.1%, respectively, at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Inflation-Linked Securities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by Inflation-Linked Securities Portfolio is discussed in Note 1A of such Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Floating Rate Portfolio and Short-Term U.S. Government Portfolio for applicable investments.

Additional valuation policies for Floating Rate Portfolio (the Portfolio) are as follows: The Portfolio’s investments are primarily in interests in senior floating-rate loans (Senior Loans) of domestic and foreign issues. Interests in Senior Loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by

14

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Notes to Financial Statements — continued

electronic data services or by broker/dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Additional valuation policies for Short-Term U.S. Government Portfolio (the Portfolio) are as follows: Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

In addition to investing in the Portfolios, the Fund may invest directly in securities or other instruments. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Inflation swaps, as invested directly by the Fund, are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

I  Inflation Swaps — Pursuant to inflation rate swap agreements, the Fund either makes floating-rate payments on a benchmark index in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

15

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Notes to Financial Statements — continued

J  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the basis of identified cost.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$1,730,679	$1,811,318

During the year ended October 31, 2012, accumulated net realized gain was decreased by $212,845, accumulated undistributed of net investment income was increased by $241,870 and paid-in capital was decreased by $29,025 due to differences between book and tax accounting, primarily for swap contracts, paydown gain (loss), treasury inflation protected securities (TIPS), premium amortization, mixed straddles, and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$849,470
Undistributed long-term capital gains	$198,952
Net unrealized appreciation	$1,147,510
Other temporary differences	$(3,618)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to defaulted bond interest, partnership allocations, premium amortization, TIPS, futures contracts, the tax treatment of short-term capital gains and the timing of recognizing distributions to shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.50% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fee. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2012, the Fund’s allocated portion of the investment adviser fee paid by the Portfolios totaled $368,211 and the investment adviser fees paid by the Fund on Investable Assets amounted to $6,019. For the year ended October 31, 2012, the Fund’s investment adviser fee, including the investment adviser fees allocated from the Portfolios, was 0.47% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2012, the administration fee amounted to $119,048.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.15%, 1.90% and 0.90% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2013. Pursuant to this agreement, EVM reimbursed expenses of $69,985 for the year ended October 31, 2012.

16

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Notes to Financial Statements — continued

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $2,138 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $7,617 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $104,180 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2012, the Fund paid or accrued to EVD $155,056 for Class C shares.

Pursuant to the Class C Plan, the Fund makes payments of service fees to EVD, financial intermediaries and other persons equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $51,685 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $100 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Inflation-Linked Securities Portfolio	$17,933,649	$21,223,665
Floating Rate Portfolio	11,905,532	14,086,939
Short-Term U.S. Government Portfolio	90,000	—

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	2,876,772	3,960,135
Issued to shareholders electing to receive payments of distributions in Fund shares	88,421	56,206
Redemptions	(3,188,309)	(887,318)

Net increase (decrease)	(223,116)	3,129,023

17

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2012	2011

Sales	790,850	1,855,582
Issued to shareholders electing to receive payments of distributions in Fund shares	29,931	14,161
Redemptions	(666,572)	(123,721)

Net increase	154,209	1,746,022

	Year Ended October 31,
Class I	2012	2011

Sales	1,157,153	1,030,824
Issued to shareholders electing to receive payments of distributions in Fund shares	22,801	8,876
Redemptions	(1,828,632)	(1,725,965)

Net decrease	(648,678)	(686,265)

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Inflation Swaps
Counterparty	Notional Amount	Fund Pays	Fund Receives	Termination Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$3,000,000	1.270%	Return on CPI-U (NSA)	7/29/13	$90,939
Citibank NA	6,000,000	2.220	Return on CPI-U (NSA)	2/25/13	84,444
Citibank NA	3,500,000	1.735	Return on CPI-U (NSA)	6/28/13	5,408
Citibank NA	1,500,000	1.280	Return on CPI-U (NSA)	10/1/13	49,402
Citibank NA	8,000,000	1.775	Return on CPI-U (NSA)	11/2/13	(26,024)
Citibank NA	9,000,000	1.445	Return on CPI-U (NSA)	7/13/14	15,210

					$219,379

CPI-U (NSA) – Consumer Price Index All Urban Non-Seasonally Adjusted

18

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Notes to Financial Statements — continued

Interest Rate Swaps
Counterparty	Notional Amount	Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

Citibank NA	$8,000,000	Pays	3-month USD-LIBOR-BBA	0.569%	11/2/13	$32,535
Citibank NA	9,000,000	Pays	3-month USD-LIBOR-BBA	0.499	7/13/14	31,765
Credit Suisse International	6,000,000	Pays	3-month USD-LIBOR-BBA	0.918	2/25/13	15,735
Credit Suisse International	3,500,000	Pays	3-month USD-LIBOR-BBA	0.627	6/28/13	12,724

						$92,759

At October 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective and its use of derivatives. The Fund enters into interest rate and inflation swap agreements to swap nominal interest payments with respect to its investments in floating-rate debt (including floating-rate loans) for payments based on changes in the U.S. Consumer Price Index or other measures of inflation.

The Fund enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At October 31, 2012, the fair value of derivatives with credit-related contingent features in a net liability position was $26,024.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Fund would incur due to counterparty risk was $338,162, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $218,764. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. At October 31, 2012, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $26,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Swap Contracts	$338,162	$(26,024)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Swap Contracts	$286,435	$(238,940)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of swap contracts outstanding during the year ended October 31, 2012, which is indicative of the volume of this derivative type, was approximately $59,115,000.

19

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$73,679,839	$—	$—	$73,679,839
Short-Term Investments	—	747,375	—	747,375

Total Investments	$73,679,839	$747,375	$—	$74,427,214

Swap Contracts	$—	$338,162	$—	$338,162

Total	$73,679,839	$1,085,537	$—	$74,765,376

Liability Description

Swap Contracts	$—	$(26,024)	$—	$(26,024)

Total	$—	$(26,024)	$—	$(26,024)

The Fund held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

20

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Short Term Real Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Term Real Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, April 1, 2010, to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Term Real Return Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, April 1, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

21

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012, $198,952 or, if subsequently determined to be different, the net capital gain of such year.

22

Inflation-Linked Securities Portfolio

October 31, 2012

Portfolio of Investments

U.S. Treasury Obligations — 99.2%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Inflation-Protected Notes:
0.125%, 4/15/17(1)	$5,273	$5,655,747
0.50%, 4/15/15(1)	14,242	14,882,258
0.625%, 4/15/13(1)	7,737	7,771,147
1.25%, 4/15/14(1)	1,633	1,688,690
2.375%, 1/15/17(1)	8,052	9,392,331

		$39,390,173

U.S. Treasury Notes:
3.25%, 12/31/16	3,000	$3,329,766

Total U.S. Treasury Obligations (identified cost $42,641,518)		$42,719,939

Short-Term Investments — 0.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	$293	$293,111

Total Short-Term Investments (identified cost $293,111)		$293,111

Total Investments — 99.9% (identified cost $42,934,629)		$43,013,050

Other Assets, Less Liabilities — 0.1%		$45,894

Net Assets — 100.0%		$43,058,944

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(2)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

23	See Notes to Financial Statements.

Inflation-Linked Securities Portfolio

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $42,641,518)	$42,719,939
Affiliated investment, at value (identified cost, $293,111)	293,111
Cash	4
Interest receivable	96,344
Interest receivable from affiliated investment	60
Total assets	$43,109,458

Liabilities
Payable to affiliates:
Investment adviser fee	$16,417
Trustees’ fees	208
Accrued expenses	33,889
Total liabilities	$50,514
Net Assets applicable to investors’ interest in Portfolio	$43,058,944

Sources of Net Assets
Investors’ capital	$42,980,523
Net unrealized appreciation	78,421
Total	$43,058,944

24	See Notes to Financial Statements.

Inflation-Linked Securities Portfolio

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest	$235,989
Interest allocated from affiliated investment	743
Expenses allocated from affiliated investment	(101)
Total investment income	$236,631

Expenses
Investment adviser fee	$208,974
Trustees’ fees and expenses	2,545
Custodian fee	44,640
Legal and accounting services	30,780
Miscellaneous	6,098
Total expenses	$293,037

Net investment loss	$(56,406)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$614,127
Investment transactions allocated from affiliated investment	13
Written options	(4,160)
Net realized gain	$609,980
Change in unrealized appreciation (depreciation) —
Investments	$(137,618)
Written options	2,492
Net change in unrealized appreciation (depreciation)	$(135,126)

Net realized and unrealized gain	$474,854

Net increase in net assets from operations	$418,448

25	See Notes to Financial Statements.

Inflation-Linked Securities Portfolio

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income (loss)	$(56,406)	$768,476
Net realized gain from investment transactions and written options	609,980	833,889
Net change in unrealized appreciation (depreciation) from investments and written options	(135,126)	70,316
Net increase in net assets from operations	$418,448	$1,672,681
Capital transactions —
Contributions	$17,933,649	$31,949,576
Withdrawals	(21,223,665)	(7,346,389)
Net increase (decrease) in net assets from capital transactions	$(3,290,016)	$24,603,187

Net increase (decrease) in net assets	$(2,871,568)	$26,275,868

Net Assets
At beginning of year	$45,930,512	$19,654,644
At end of year	$43,058,944	$45,930,512

26	See Notes to Financial Statements.

Inflation-Linked Securities Portfolio

October 31, 2012

Supplementary Data

	Year Ended October 31,		Period Ended October 31, 2010(1)
Ratios/Supplemental Data	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses	0.63%	0.66%	1.15	%(2)(3)
Net investment income (loss)	(0.12)%	2.30%	(0.37	)%(2)
Portfolio Turnover	599%	801%	309	%(4)

Total Return	0.96%	5.15%	2.50	%(4)

Net assets, end of period (000’s omitted)	$43,059	$45,931	$19,655

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

(2)	Annualized.

(3)	The investment adviser reimbursed expenses equal to 0.07% of average daily net assets for the period from the start of business, April 1, 2010, to October 31, 2010.

(4)	Not annualized.

27	See Notes to Financial Statements.

Inflation-Linked Securities Portfolio

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Inflation-Linked Securities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is real return (real return is defined as total return less the estimated cost of inflation (typically measured by the change in an official inflation measure)). The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Short Term Real Return Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note since its acquisition.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

28

Inflation-Linked Securities Portfolio

October 31, 2012

Notes to Financial Statements — continued

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

J  Forward Purchase Commitments — The Portfolio may purchase fixed-income securities on a forward commitment basis with payment and delivery taking place in the future. Forward purchase commitments may be entered into with the intention of acquiring securities or for purposes of investment leverage. In such a transaction, the Portfolio is securing what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment was made. From the time of entering into the transaction until delivery and payment is made at a later date (or until a separate agreement is entered into to sell the securities before the settlement date), the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2012, the investment adviser fee was 0.45% of the Portfolio’s average daily net assets and amounted to $208,974.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

29

Inflation-Linked Securities Portfolio

October 31, 2012

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$—	$—
U.S. Government and Agency Securities	215,702,603	195,843,807

	$215,702,603	$195,843,807

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$42,938,451

Gross unrealized appreciation	$183,132
Gross unrealized depreciation	(108,533)

Net unrealized appreciation	$74,599

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written options activity for the year ended October 31, 2012 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	15	$7,078
Options written	100	48,928
Options terminated in closing purchase transactions	(115)	(56,006)

Outstanding, end of year	—	$—

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective and its use of derivatives. The Portfolio entered into options on U.S. Treasury futures contracts to enhance yield. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives.

The Portfolio did not have any open financial instruments at October 31, 2012.

30

Inflation-Linked Securities Portfolio

October 31, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased options	$(14,087	)(1)	$(125	)(2)
Written options	(4,160	)(3)	2,492	(4)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments.

(3)	Statement of Operations location: Net realized gain (loss) – Written options.

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

The average number of purchased options contracts outstanding during the year ended October 31, 2012, which is indicative of the volume of this derivative type, was approximately 7 contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$—	$42,719,939	$—	$42,719,939
Short-Term Investments	—	293,111	—	293,111

Total Investments	$—	$43,013,050	$—	$43,013,050

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

31

Inflation-Linked Securities Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Inflation-Linked Securities Portfolio:

We have audited the accompanying statement of assets and liabilities of Inflation-Linked Securities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and for the period from the start of business, April 1, 2010, to October 31, 2010. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Inflation-Linked Securities Portfolio as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and for the period from the start of business, April 1, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

32

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust), Floating Rate Portfolio (FRP), Inflation-Linked Securities Portfolio (ILSP) and Short-Term U.S. Government Portfolio (STUSGP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust, FRP and STUSGP since 2007 and of ILSP since 2010

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust, FRP and STUSGP since 2005 and of ILSP since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust, FRP and STUSGP since 2007 and of ILSP since 2010

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust, FRP and STUSGP since 2003 and of ILSP since 2010

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

33

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust, FRP and STUSGP since 2003 and of ILSP since 2010

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust, FRP and STUSGP since 2008 and of ILSP since 2010

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998; of FRP since 2000; of STUSGP since 2002; and of ILSP since 2010

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust, FRP and STUSGP since 2005 and of ILSP since 2010

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Thomas H. Luster 1962	President of ILSP	Since 2010	Vice President of EVM and BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR.

Susan Schiff 1961	President of STUSGP	Since 2012	Vice President of EVM and BMR.

34

Eaton Vance

Short Term Real Return Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005, of FRP and STUSGP since 2008 and of ILSP since 2010	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary of the Trust, FRP and STUSGP since 2007 and of ILSP since 2010; and Chief Legal Officer of the Trust, FRP and STUSGP since 2008 and of ILSP since 2010	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust, FRP and STUSGP since 2004 and of ILSP since 2010	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Inflation-Linked Securities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of

Eaton Vance Short Term Real Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4596-12/12	STRRSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Short Term Real Return Fund (the “Fund”) is a series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 15 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2011 and October 31, 2012 by the fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Short Term Real Return Fund

Fiscal Period Ended	10/31/11	10/31/12
Audit Fees	$11,650	$12,520
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,100	$10,350
All Other Fees(3)	$300	$310

Total	$22,050	$23,180

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/10	12/31/10	10/31/11	11/30/11	12/31/11	10/31/12
Audit Fees	$47,600	$268,710	$11,650	$26,300	$233,190	$12,520
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$15,200	$128,370	$10,100	$8,280	$117,270	$10,350
All Other Fees(3)	$2,800	$20,400	$300	$1,200	$13,800	$310

Total	$65,600	$417,480	$22,050	$35,780	$364,260	$23,180

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/10	12/31/10	10/31/11	11/30/11	12/31/11	10/31/12
Registrant(1)	$18,000	$148,770	$10,400	$9,480	$150,220	$10,660
Eaton Vance(2)	$278,901	$250,973	$266,431	$287,931	$334,561	$566,619

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 21, 2012

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	December 21, 2012